                                                                    Exhibit 24




                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                               /s/ Allen I. Questrom
                                                 ------------------------------
                                                         Allen I. Questrom

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                /s/ Ronald W. Tysoe
                                                 ------------------------------
                                                          Ronald W. Tysoe

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                 /s/ Joel A. Belsky
                                                 -------------------------------
                                                           Joel A. Belsky

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                /s/ Lyle Everingham
                                                 ------------------------------
                                                          Lyle Everingham

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                /s/ Meyer Feldberg
                                                 ------------------------------
                                                          Meyer Feldberg

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                               /s/ Earl G. Graves, Sr.
                                                 ------------------------------
                                                         Earl G. Graves, Sr.

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                 /s/ George V. Grune
                                                 ------------------------------
                                                           George V. Grune

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                /s/ Joseph Neubauer
                                                 ------------------------------
                                                          Joseph Neubauer

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                                /s/ Paul W. Van Orden
                                                 ------------------------------
                                                          Paul W. Van Orden

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                             /s/ Karl M. von der Heyden
                                                 -------------------------------
                                                        Karl M. von der Heyden

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                              /s/ Marna C. Whittington
                                                 ------------------------------
                                                       Marna C. Whittington

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                              /s/ James M. Zimmerman
                                                 ------------------------------
                                                        James M. Zimmerman

                                POWER OF ATTORNEY
                                -----------------

         The undersigned, a director and/or officer of Federated Department Stores, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Dennis J. Broderick, John R. Sims and Padma Tatta Cariappa, or any of them, my true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, to do any and all acts and things in my name and behalf in my capacities as director and/or officer of the Company and to execute any and all instruments for me and in my name in the capacities indicated above, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with an Annual Report on Form 10-K to be filed by the Company pursuant to Section 13 of the Exchange Act, including without limitation, power and authority to sign for me, in my name in the capacity or capacities referred to above, such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, or any one of them, shall do or cause to be done by virtue hereof.

Dated:   April 17, 1997                              /s/ Craig E. Weatherup
                                                 ------------------------------
                                                        Craig E. Weatherup